UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2006

Viasystems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-29727	43-1777252
(Commission File Number)	(IRS Employer Identification No.)

101 South Hanley Road, St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

314-727-2087
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountants.

(a)	Previous independent registered public accounting firm

As previously disclosed in the Viasystems, Inc. report on Form 8-K filed on April 24, 2006, pursuant to the unanimous written consent dated April 18, 2006 of the Audit Committee of Viasystems, Inc. (the “Company”), the Company dismissed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm upon the filing of the Company’s Form 10-Q for the quarter ended March 31, 2006. Such Form 10-Q was filed on May 15, 2006 and on that date PricewaterhouseCoopers’s appointment as the independent registered public accounting firm for the Company ended.

The reports of PricewaterhouseCoopers LLP to the Company’s consolidated financial statements as of and for the years ended December 31, 2004 and 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended December 31, 2004 and 2005 and through May 15, 2006, the Company did not have any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in its reports on the consolidated financial statements of the Company for such years.

During the years ended December 31, 2004 and 2005 and through May 15, 2006, the Company did not have any reportable events as described in Item 304 (a)(1)(v) of Regulation S-K, except that at December 31, 2004, the Company had a material weakness in controls over the accounting for goodwill. See Item 9A in Part II of the Company’s Form 10-K for the year ended December 31, 2004 for more details regarding this material weakness.

The Company provided PricewaterhouseCoopers LLP with a copy of the above disclosure and requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with such disclosures. The letter of PricewaterhouseCoopers LLP to the Commission, dated May 15, 2006 is attached to this Form 8-K/A as Exhibit 16.1.

(b)	New independent registered public accounting firm

As described above, pursuant to the unanimous written consent dated April 18, 2006 of the Audit Committee of the Company, the Company retained Ernst & Young LLP as its independent registered public accounting firm for the year ending December 31, 2006.

During the years ended December 31, 2004 and 2005 and through May 15, 2006, the Company had not engaged Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(b)	Exhibits

Exhibit 16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated May 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2006
By:	/s/ Gerald G. Sax
Gerald G. Sax
Chief Financial Officer